UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      November 19, 2003
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                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On December 2, 2003, Provectus Pharmaceuticals, Inc. (the "Company") announced that it has completed a short-term unsecured debt financing in the aggregate gross amount of $500,000 (the "Offering"). On November 19, 2003, the Company issued in a private placement to "accredited investors" under the Securities Act of 1933, as amended, (i) $500,000 in the aggregate principal amount of its 8% unsecured convertible debentures; (ii) warrants to purchase up to 500,000 shares of the Company's common stock, $.001 par value (the "Common Stock") at an exercise price of $1.00 per share; and (iii) warrants to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $1.25 per share. The Company will use the proceeds of the Offering to provide short-term working capital.

     The Company issued a press release which is attached hereto as Exhibit 99.1 and incorporate herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits.

     Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.





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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   December 2, 2003            By:/s/ H. Craig Dees
                                      ------------------------------------------
                                      H. Craig Dees
                                      Chief Executive Officer

                                  Exhibit Index

 Exhibit No.                      Description
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99.1          Press Release of Provectus Pharmaceuticals, Inc.